UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2017

Date of reporting period:	September 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Global Energy Fund

Semiannual report
2 | 28 | 17

This **global sector fund** invests in stocks of energy companies worldwide.

FUND SYMBOL
CLASS A
PGEAX

Putnam
Global Energy
Fund

Semiannual report
2 | 28 | 17

Message from the Trustees	1

Interview with your fund’s portfolio manager	3

Your fund’s performance	8

Your fund’s expenses	10

Terms and definitions	12

Other information for shareholders	13

Financial statements	14

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The energy industries may be affected by fluctuations in energy prices, energy conservation, exploration and production spending, government regulations, weather, world events, and economic conditions. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

April 11, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 8–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/17. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 12.

2 Global Energy Fund

Ryan W. Kauppila
Portfolio Manager

Ryan has an M.B.A. from Harvard Business School and an A.B. in Economics from Harvard University. He joined Putnam in 2014 and has been in the investment industry since 2000.

How would you describe the market environment for global energy stocks in the six-month period ended February 28, 2017?

An important development for the global energy sector during the period was a meeting in late September held by OPEC [Organization of Petroleum Exporting Countries]. The agenda of the cartel members was to discuss coordination of oil production cuts in order to lower record stockpiles of crude and thus relieve downward pressure on oil prices. Following this meeting, a pact to curb oil supplies was made in early December between OPEC and non-OPEC countries. This had the effect of boosting oil prices through much of the second half of the period, which lent broad support to stocks in the sector.

The fund outperformed its benchmark index during the reporting period. What were the most notable factors driving this outperformance?

In early November, I chose to place greater emphasis on U.S. oil services companies, and maintained an underweight exposure to large integrated energy companies, which we believed were overvalued. This decision was

Global Energy Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Global Energy Fund

made in anticipation of gathering momentum in the U.S. shale oil industry in 2017, and it paid off for the fund during the period.

In addition, the results of the U.S. elections in November were widely interpreted to mean that government regulations within the U.S. energy markets would loosen in the months and years ahead. Consequently, expectations grew that U.S. shale activity would accelerate even faster than industry dynamics would have suggested prior to the election, and this development further amplified the fund’s positive results.

I would also say that our focus on finding what we consider to be attractively valued companies benefited the fund during the period.

As you consider some of the more undervalued areas of the global energy markets, what stands out most, in your view?

I believe that some of the world’s most underappreciated energy assets are in North America, particularly in the Canada-based oil-sands projects. Oil sands are naturally occurring deposits of sand, water, clay, and bitumen — effectively, reserves of heavy crude caught in a mixture of materials — that are found primarily in northern Alberta. There is a shortsighted but widely held view in the market that oil sands are exceedingly cost intensive. When they were first being developed over the last decade, the extraction process, synthetic conversion requirements, and transportation costs generally made these projects capital intensive — to a degree that only a $100+ per barrel oil price seemed to justify the cost of setting up new facilities. In the years since, when oil prices have generally fallen on rising global supply, these projects fell out of favor on fears of competition from the development of lower-cost resources.

In my view, this is shortsighted because it fails to take into account the natural rate of decline in every type of oil-asset operation, from offshore drilling projects and traditional wells to shale oil and oil sands. Most oil operations must engage in perpetual reinvestment, whether in terms of new exploration or resource expansion, just to maintain constant production levels. But in the case of oil sands, once the facilities are built, they effectively become mining operations with a 50-year lifespan. Thus, in a period of capital-investment constraint, such as we have today, I believe an oil-sands project can appear attractive, particularly when you consider that other types of oil extraction projects that have limited their capital expenditures could get hit very hard by that constraint in a few years’ time.

What were some of the standout contributors to the fund’s relative performance results?

The benefit of our decision to focus on oil services is evident among the fund’s top-performing holdings. For example, the stock of Select Energy, an oil services company that is not part of the fund’s benchmark, was a portfolio highlight. We were impressed with the company’s expertise in hydraulic fracturing, or “fracking,” which is the process of recovering gas and oil from shale rock. Early on, this company recognized the growth potential of the U.S. shale industry and focused intently on providing water solutions for fracking. Another out-of-benchmark top contributor to fund returns was Independence Contract Drilling, which also services the U.S. shale industry.

A third contributor was our overweight exposure to the stock of ConocoPhillips, an independent exploration and production company. The company has worked to cut costs so that its profitability is less dependent on rising oil prices. We added this stock to the

Global Energy Fund 5

portfolio due to its attractive valuation, and it made considerable gains in the closing weeks of 2016.

Which stocks or strategies detracted from the fund’s relative returns?

Our decision to emphasize U.S. oil services meant that we had to avoid or underweight other potential investments. In particular, our underweight exposure to Royal Dutch Shell, which performed well during the period, hurt our benchmark-relative results.

Also, not all of our out-of-benchmark stock picks benefited the fund during the period. One such stock was QEP Resources. We believed this U.S. energy exploration and production company represented an attractive value, and we continue to believe it may surprise the market positively if the company decides to recycle some of its mature natural-gas assets into more rapidly growing U.S. shale projects. We maintained our position in this stock at period-end.

Another out-of-benchmark holding that endured challenging performance during the period was the stock of Cobalt International. This company owns valuable oil resources in the Gulf of Mexico, but we believe the company does not have the financial capacity to develop these assets. In short, we think they would need buy-in from a larger company, which, if it were to happen, could drive the stock upward. We maintained this position at period-end, and believe it will prove to be worth the wait.

What is your outlook for the global energy sector in the months ahead?

We believe that we are still in the early phases of an up-cycle for global energy markets and that the sector’s next growth phase will favor North American shale producers and service companies.

We also believe that the market may be underappreciating the potential strength of global energy demand. In our view, economic improvements in the United States, Europe, and Asia may exert a stronger drawdown from energy stockpiles than is widely expected. While there are certainly risks to this view, including a stronger dollar and demand running into economic headwinds, we remain focused on seeking stocks of companies that we believe offer fundamental long-term strength and attractive valuations.

Thank you, Ryan, for your time and insights.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

6 Global Energy Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Global Energy Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	2.28%	0.28%	–33.57%	–7.86%	–38.56%	–14.99%	33.42%	9.18%

After sales charge	–3.60	–0.45	–37.39	–8.94	–42.09	–16.65	25.75	2.90

Class B (12/18/08)
Before CDSC	–3.69	–0.46	–36.00	–8.54	–39.89	–15.61	32.47	8.90

After CDSC	–3.69	–0.46	–37.14	–8.87	–41.49	–16.36	27.47	3.90

Class C (12/18/08)
Before CDSC	–3.77	–0.47	–36.01	–8.54	–39.89	–15.61	32.47	8.90

After CDSC	–3.77	–0.47	–36.01	–8.54	–39.89	–15.61	31.47	7.90

Class M (12/18/08)
Before sales charge	–1.77	–0.22	–35.19	–8.31	–39.45	–15.40	32.79	9.00

After sales charge	–5.21	–0.65	–37.46	–8.96	–41.57	–16.40	28.14	5.19

Class R (12/18/08)
Net asset value	0.34	0.04	–34.33	–8.07	–38.97	–15.18	33.03	9.23

Class Y (12/18/08)
Net asset value	4.44	0.53	–32.72	–7.62	–38.06	–14.76	33.74	9.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Global Energy Fund

Comparative index returns For periods ended 2/28/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

MSCI World Energy
Index (ND)	39.51%	4.15%	–8.91%	–1.85%	–17.72%	–6.30%	24.28%	4.87%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.044		—	—	$0.019		$0.027	$0.061

Capital gains	—		—	—	—		—	—

Total	$0.044		—	—	$0.019		$0.027	$0.061

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/16	$7.32	$7.77	$7.08	$7.08	$7.20	$7.46	$7.21	$7.39

2/28/17	7.95	8.44	7.71	7.71	7.83	8.11	7.85	8.02

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year	6 months

Class A (12/18/08)
Before sales charge	0.60%	0.07%	–31.57%	–7.31%	–41.01%	–16.13%	20.38%	4.54%

After sales charge	–5.18	–0.64	–35.51	–8.40	–44.40	–17.77	13.46	–1.47

Class B (12/18/08)
Before CDSC	–5.26	–0.65	–34.17	–8.02	–42.38	–16.79	19.59	3.98

After CDSC	–5.26	–0.65	–35.33	–8.35	–43.91	–17.53	14.59	–1.02

Class C (12/18/08)
Before CDSC	–5.39	–0.67	–34.08	–8.00	–42.30	–16.75	19.56	4.12

After CDSC	–5.39	–0.67	–34.08	–8.00	–42.30	–16.75	18.56	3.12

Class M (12/18/08)
Before sales charge	–3.53	–0.43	–33.32	–7.79	–41.92	–16.57	19.87	4.16

After sales charge	–6.90	–0.86	–35.65	–8.44	–43.95	–17.55	15.68	0.51

Class R (12/18/08)
Net asset value	–1.33	–0.16	–32.35	–7.52	–41.43	–16.33	20.27	4.38

Class Y (12/18/08)
Net asset value	2.74	0.33	–30.69	–7.07	–40.56	–15.92	20.78	4.57

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Global Energy Fund 9

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/16*†	1.32%	2.07%	2.07%	1.82%	1.57%	1.07%

Total annual operating expenses for
the fiscal year ended 8/31/16†	1.72%	2.47%	2.47%	2.22%	1.97%	1.47%

Annualized expense ratio for the
six-month period ended 2/28/17	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/17.

† Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.90	$10.77	$10.77	$9.48	$8.20	$5.60

Ending value (after expenses)	$1,091.80	$1,089.00	$1,089.00	$1,090.00	$1,092.30	$1,093.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

10 Global Energy Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$6.66	$10.39	$10.39	$9.15	$7.90	$5.41

Ending value (after expenses)	$1,018.20	$1,014.48	$1,014.48	$1,015.72	$1,016.96	$1,019.44

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Energy Fund 11

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally available only to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Energy Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the energy sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

12 Global Energy Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Energy Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Global Energy Fund

The fund’s portfolio 2/28/17 (Unaudited)

COMMON STOCKS (98.2%)*	Shares	Value

Energy equipment and services (22.9%)

Halliburton Co.	48,300	$2,582,118

Independence Contract Drilling, Inc. †	58,700	349,265

Keane Group, Inc. † S	24,728	433,235

Select Energy Services Class A † F	173,747	3,778,997

Weatherford International PLC † S	117,100	662,786

		7,806,401

Mortgage real estate investment trusts (REITs) (1.5%)

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	26,193	518,359

		518,359

Oil, gas, and consumable fuels (73.8%)
Anadarko Petroleum Corp.	28,200	1,823,130

Cenovus Energy, Inc. (Canada)	73,100	924,620

Cheniere Energy, Inc. †	21,400	1,028,270

Chevron Corp.	4,700	528,750

Cobalt International Energy, Inc. †	558,061	396,223

ConocoPhillips	56,900	2,706,733

EnCana Corp. (Canada)	129,900	1,439,639

ENI SpA (Italy)	90,126	1,386,361

EnVen Energy Corp. 144A † F	30,000	300,000

EOG Resources, Inc.	14,300	1,386,957

Lukoil PJSC ADR (Russia)	12,706	673,418

Marathon Oil Corp.	76,700	1,227,200

MEG Energy Corp. (Canada) †	149,371	798,475

Noble Energy, Inc.	39,500	1,438,195

Pioneer Natural Resources Co.	5,360	996,799

Plains All American Pipeline LP	33,700	1,081,096

Plains GP Holdings LP Class A	3,300	108,471

QEP Resources, Inc. †	61,200	842,112

Royal Dutch Shell PLC Class A (United Kingdom)	60,015	1,548,596

Seven Generations Energy, Ltd. (Canada) †	53,100	983,881

Statoil ASA (Norway)	40,538	717,581

Suncor Energy, Inc. (Canada)	72,500	2,257,096

Total SA (France)	11,083	552,430

		25,146,033

Total common stocks (cost $30,623,637)		$33,470,793

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

EnVen Energy Corp. 144A F	11/6/20	$12.50	30,000	$3

EnVen Energy Corp. 144A F	11/6/20	15.00	30,000	3

Total warrants (cost $6)				$6

Global Energy Fund 15

	Principal amount/
SHORT-TERM INVESTMENTS (6.0%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.97% [d]	Shares	1,042,500	$1,042,500

Putnam Short Term Investment Fund 0.76% L	Shares	895,504	895,504

U.S. Treasury Bills 0.510%, 3/2/17 ∆		$110,000	109,999

Total short-term investments (cost $2,048,002)			$2,048,003

TOTAL INVESTMENTS

Total investments (cost $32,671,645)			$35,518,802

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
PJSC	Public Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $34,094,608.

† This security is non-income-producing.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $66,140 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	67.2%	Norway	2.1%

Canada	18.6	Russia	2.0

United Kingdom	4.5	France	1.6

Italy	4.0	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

16 Global Energy Fund

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $12,921,893) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$444,891	$421,269	$23,622

	British Pound	Buy	3/16/17	315,273	316,052	(779)

	Canadian Dollar	Sell	4/19/17	124,048	124,089	41

	Euro	Buy	3/16/17	1,046,993	1,057,007	(10,014)

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	103,622	98,049	5,573

	British Pound	Buy	3/16/17	456,278	469,234	(12,956)

	Canadian Dollar	Buy	4/19/17	326,050	322,351	3,699

	Euro	Buy	3/16/17	2,116,141	2,110,322	5,819

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	74,595	71,574	3,021

	British Pound	Buy	3/16/17	41,705	42,637	(932)

	Euro	Sell	3/16/17	86,711	87,635	924

	Japanese Yen	Sell	5/17/17	29,731	29,418	(313)

	Norwegian Krone	Buy	3/16/17	128,194	123,775	4,419

HSBC Bank USA, National Association

	Canadian Dollar	Sell	4/19/17	311,739	311,933	194

JPMorgan Chase Bank N.A.

	British Pound	Buy	3/16/17	1,500,901	1,532,217	(31,316)

	Canadian Dollar	Sell	4/19/17	2,075,074	2,048,131	(26,943)

	Euro	Sell	3/16/17	619,164	626,625	7,461

	Japanese Yen	Buy	5/17/17	124,055	122,789	1,266

	Norwegian Krone	Sell	3/16/17	580,239	578,385	(1,854)

	Swedish Krona	Buy	3/16/17	60,484	63,908	(3,424)

State Street Bank and Trust Co.

	British Pound	Buy	3/16/17	1,056,415	1,075,283	(18,868)

	Canadian Dollar	Sell	4/19/17	245,234	246,451	1,217

	Euro	Sell	3/16/17	666,442	673,424	6,982

	Japanese Yen	Buy	5/17/17	303,420	300,314	3,106

UBS AG

	Australian Dollar	Buy	4/19/17	72,911	69,021	3,890

Total						$(36,165)

Global Energy Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Energy	$28,873,437	$4,078,997	$—

Financials	518,359	—	—

Total common stocks	29,391,796	4,078,997	—

Warrants	—	6	—

Short-term investments	895,504	1,152,499	—

Totals by level	$30,287,300	$5,231,502	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(36,165)	$—

Totals by level	$—	$(36,165)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

18 Global Energy Fund

Statement of assets and liabilities 2/28/17 (Unaudited)

ASSETS

Investment in securities, at value, including $984,942 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $30,733,641)	$33,580,798
Affiliated issuers (identified cost $1,938,004) (Notes 1 and 5)	1,938,004

Foreign currency (cost $117) (Note 1)	117

Dividends, interest and other receivables	71,901

Receivable for shares of the fund sold	43,400

Receivable for investments sold	401,283

Receivable from Manager (Note 2)	142,142

Unrealized appreciation on forward currency contracts (Note 1)	71,234

Prepaid assets	52,295

Total assets	36,301,174

LIABILITIES

Payable to custodian	28,251

Payable for investments purchased	604,379

Payable for shares of the fund repurchased	201,977

Payable for custodian fees (Note 2)	8,247

Payable for investor servicing fees (Note 2)	11,507

Payable for Trustee compensation and expenses (Note 2)	4,087

Payable for administrative services (Note 2)	118

Payable for distribution fees (Note 2)	16,927

Unrealized depreciation on forward currency contracts (Note 1)	107,399

Collateral on securities loaned, at value (Note 1)	1,042,500

Other accrued expenses	181,174

Total liabilities	2,206,566

Net assets	$34,094,608

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$46,409,550

Undistributed net investment income (Note 1)	127,209

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(15,252,426)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,810,275

Total — Representing net assets applicable to capital shares outstanding	$34,094,608

(Continued on next page)

Global Energy Fund 19

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($15,973,058 divided by 2,008,851 shares)	$7.95

Offering price per class A share (100/94.25 of $7.95)*	$8.44

Net asset value and offering price per class B share ($3,414,215 divided by 443,050 shares)**	$7.71

Net asset value and offering price per class C share ($7,528,696 divided by 976,454 shares)**	$7.71

Net asset value and redemption price per class M share ($272,973 divided by 34,882 shares)	$7.83

Offering price per class M share (100/96.50 of $7.83)*	$8.11

Net asset value, offering price and redemption price per class R share
($1,740,967 divided by 221,879 shares)	$7.85

Net asset value, offering price and redemption price per class Y share
($5,164,699 divided by 643,801 shares)	$8.02

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

20 Global Energy Fund

Statement of operations Six months ended 2/28/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $33,183)	$319,664

Interest (including interest income of $2,131 from investments in affiliated issuers) (Note 5)	2,381

Securities lending (net of expenses) (Notes 1 and 5)	1,773

Total investment income	323,818

EXPENSES

Compensation of Manager (Note 2)	103,413

Investor servicing fees (Note 2)	41,902

Custodian fees (Note 2)	5,619

Trustee compensation and expenses (Note 2)	868

Distribution fees (Note 2)	78,427

Administrative services (Note 2)	590

Legal	101,427

Auditing and tax fees	29,604

Blue sky expense	37,781

Other	43,128

Fees waived and reimbursed by Manager (Note 2)	(185,773)

Total expenses	256,986

Expense reduction (Note 2)	(3,661)

Net expenses	253,325

Net investment income	70,493

Net realized gain on investments (Notes 1 and 3)	1,782,257

Net realized loss on foreign currency transactions (Note 1)	(130,497)

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	31,641

Net unrealized appreciation of investments during the period	916,017

Net gain on investments	2,599,418

Net increase in net assets resulting from operations	$2,669,911

The accompanying notes are an integral part of these financial statements.

Global Energy Fund 21

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/17*	Year ended 8/31/16

Operations

Net investment income	$70,493	$312,578

Net realized gain (loss) on investments
and foreign currency transactions	1,651,760	(10,310,492)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	947,658	6,785,271

Net increase (decrease) in net assets resulting
from operations	2,669,911	(3,212,643)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(86,321)	—

Class M	(739)	—

Class R	(6,107)	—

Class Y	(41,400)	—

Increase from capital share transactions (Note 4)	1,199,465	4,564,254

Total increase in net assets	3,734,809	1,351,611

NET ASSETS

Beginning of period	30,359,799	29,008,188

End of period (including undistributed net investment
income of $127,209 and $191,283, respectively)	$34,094,608	$30,359,799

* Unaudited.

The accompanying notes are an integral part of these financial statements.

22 Global Energy Fund

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Global Energy Fund 23

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA

													Ratio	Ratio of net
	Net asset	Net	Net realized			From							of expenses	investment
	value,	investment	and unrealized	Total from	From	net realized	From			Net asset	Total return	Net assets,	to average	income (loss)
	beginning	income	gain (loss)	investment	net investment	gain on	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	Portfolio
Period ended	of period	(loss) [a]	on investments	operations	income	investments	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	turnover (%)

Class A

February 28, 2017**	$7.32	.03	.64	.67	(.04)	—	—	(.04)	—	$7.95	9.18*	$15,973	.66*	.33*	97*

August 31, 2016	8.31	.10	(1.09)	(.99)	—	—	—	—	—	7.32	(11.91)	14,366	1.28[f]	1.34[f]	180

August 31, 2015	16.59	.10	(7.03)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.31	(43.58)	15,626	1.27	.90	172

August 31, 2014	13.71	.10	2.88	2.98	(.10)	—	—	(.10)	—	16.59	21.82	16,769	1.31	.69	118

August 31, 2013	12.58	.11	1.11	1.22	(.09)	—	—	(.09)	—[e]	13.71	9.77	15,152	1.35	.81	79

August 31, 2012	13.10	.11	(.08)	.03	(.13)	(.42)	—	(.55)	—[e]	12.58	.28	12,227	1.41	.84	63

Class B

February 28, 2017**	$7.08	—[e]	.63	.63	—	—	—	—	—	$7.71	8.90 *	$3,414	1.03*	(.04)*	97*

August 31, 2016	8.10	.04	(1.06)	(1.02)	—	—	—	—	—	7.08	(12.59)	3,016	2.03[f]	.59[f]	180

August 31, 2015	16.33	.02	(6.90)	(6.88)	—	(1.30)	(.05)	(1.35)	—	8.10	(44.01)	3,087	2.02	.17	172

August 31, 2014	13.51	(.01)	2.83	2.82	—	—	—	—	—	16.33	20.87	2,678	2.06	(.09)	118

August 31, 2013	12.40	.01	1.10	1.11	—	—	—	—	—[e]	13.51	8.95	2,580	2.10	.05	79

August 31, 2012	12.93	.01	(.08)	(.07)	(.04)	(.42)	—	(.46)	—[e]	12.40	(.49)	2,361	2.16	.09	63

Class C

February 28, 2017**	$7.08	—[e]	.63	.63	—	—	—	—	—	$7.71	8.90 *	$7,529	1.03*	(.05)*	97*

August 31, 2016	8.11	.04	(1.07)	(1.03)	—	—	—	—	—	7.08	(12.70)	7,002	2.03[f]	.60[f]	180

August 31, 2015	16.33	.03	(6.90)	(6.87)	—	(1.30)	(.05)	(1.35)	—	8.11	(43.94)	6,028	2.02	.30	172

August 31, 2014	13.52	(.02)	2.84	2.82	(.01)	—	—	(.01)	—	16.33	20.85	2,381	2.06	(.12)	118

August 31, 2013	12.41	.01	1.10	1.11	—[e]	—	—	—[e]	—[e]	13.52	8.96	1,361	2.10	.07	79

August 31, 2012	12.93	.01	(.07)	(.06)	(.04)	(.42)	—	(.46)	—[e]	12.41	(.45)	995	2.16	.05	63

Class M

February 28, 2017**	$7.20	.01	.64	.65	(.02)	—	—	(.02)	—	$7.83	9.00*	$273	.91*	.07*	97*

August 31, 2016	8.22	.06	(1.08)	(1.02)	—	—	—	—	—	7.20	(12.41)	263	1.78[f]	.87[f]	180

August 31, 2015	16.50	.07	(7.00)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.22	(43.84)	178	1.77	.68	172

August 31, 2014	13.62	.02	2.86	2.88	—	—	—	—	—	16.50	21.15	79	1.81	.16	118

August 31, 2013	12.46	.02	1.14	1.16	—	—	—	—	—[e]	13.62	9.31	80	1.85	.15	79

August 31, 2012	12.99	.03	(.07)	(.04)	(.07)	(.42)	—	(.49)	—[e]	12.46	(.28)	184	1.91	.23	63

Class R

February 28, 2017**	$7.21	.02	.65	.67	(.03)	—	—	(.03)	—	$7.85	9.23*	$1,741	.79*	.21*	97*

August 31, 2016	8.21	.08	(1.08)	(1.00)	—	—	—	—	—	7.21	(12.18)	1,677	1.53[f]	1.09[f]	180

August 31, 2015	16.45	.06	(6.95)	(6.89)	—	(1.30)	(.05)	(1.35)	—	8.21	(43.73)	1,724	1.52	.58	172

August 31, 2014	13.63	.06	2.85	2.91	(.09)	—	—	(.09)	—	16.45	21.43	2,440	1.56	.40	118

August 31, 2013	12.51	.06	1.13	1.19	(.07)	—	—	(.07)	—[e]	13.63	9.55	806	1.60	.49	79

August 31, 2012	13.05	.07	(.07)	—	(.12)	(.42)	—	(.54)	—[e]	12.51	.06	725	1.66	.57	63

Class Y

February 28, 2017**	$7.39	.03	.66	.69	(.06)	—	—	(.06)	—	$8.02	9.31*	$5,165	.54*	.43*	97*

August 31, 2016	8.37	.12	(1.10)	(.98)	—	—	—	—	—	7.39	(11.71)	4,035	1.03[f]	1.63[f]	180

August 31, 2015	16.65	.13	(7.06)	(6.93)	—	(1.30)	(.05)	(1.35)	—	8.37	(43.42)	2,366	1.02	1.16	172

August 31, 2014	13.76	.14	2.88	3.02	(.13)	—	—	(.13)	—	16.65	22.10	3,128	1.06	.90	118

August 31, 2013	12.62	.14	1.13	1.27	(.13)	—	—	(.13)	—[e]	13.76	10.10	1,362	1.10	1.03	79

August 31, 2012	13.14	.14	(.08)	.06	(.16)	(.42)	—	(.58)	—[e]	12.62	.52	1,211	1.16	1.07	63

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

24 Global Energy Fund	Global Energy Fund 25

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2017	0.56%

August 31, 2016	0.40

August 31, 2015	0.39

August 31, 2014	0.41

August 31, 2013	0.23

August 31, 2012	0.28

e Amount represents less than $0.01 per share.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class.

The accompanying notes are an integral part of these financial statements.

26 Global Energy Fund

Notes to financial statements 02/28/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2016 through February 28, 2017.

Putnam Global Energy Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. For this non-diversified fund concentrating in the energy industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities of companies in the energy industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies engaged in the exploration, production, development and refinement of conventional and alternative sources of energy. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

The fund offers class A, class B, class C, class M, class R and class Y shares. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors. Effective March 6, 2017, the fund will be closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

Global Energy Fund 27

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

28 Global Energy Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $62,373 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $110,000 and may include amounts related to unsettled agreements.

Global Energy Fund 29

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $1,042,500 and the value of securities loaned amounted to $984,942.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2016, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover

Short-term	Long-term	Total

$6,308,976	$267,618	$6,576,594

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $9,963,645 recognized during the period between November 1, 2015 and August 31, 2016, to its fiscal year ending August 31, 2017.

30 Global Energy Fund

The aggregate identified cost on a tax basis is $33,035,593, resulting in gross unrealized appreciation and depreciation of $3,273,029 and $789,820, respectively, or net unrealized appreciation of $2,483,209.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.311% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $185,773 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M,

Global Energy Fund 31

class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$19,543	Class R	2,265

Class B	4,167	Class Y	6,083

Class C	9,472	Total	$41,902

Class M	372

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $26 under the expense offset arrangements and by $3,635 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $28, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$19,205

Class B	1.00%	1.00%	16,391

Class C	1.00%	1.00%	37,277

Class M	1.00%	0.75%	1,099

Class R	1.00%	0.50%	4,455

Total			$78,427

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,447 and $85 from the sale of class A and class M shares, respectively, and received $732 and $75 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

32 Global Energy Fund

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$32,035,509	$31,129,280

U.S. government securities (Long-term)	—	—

Total	$32,035,509	$31,129,280

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	340,651	$2,712,656	1,246,396	$8,670,083

Shares issued in connection with
reinvestment of distributions	10,016	83,832	—	—

	350,667	2,796,488	1,246,396	8,670,083

Shares repurchased	(305,488)	(2,384,800)	(1,162,794)	(7,919,550)

Net increase	45,179	$411,688	83,602	$750,533

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	65,638	$504,958	137,293	$926,818

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	65,638	504,958	137,293	926,818

Shares repurchased	(48,682)	(371,336)	(92,155)	(621,639)

Net increase	16,956	$133,622	45,138	$305,179

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	117,317	$913,720	435,461	$2,932,379

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	117,317	913,720	435,461	2,932,379

Shares repurchased	(129,408)	(997,135)	(190,573)	(1,323,039)

Net increase (decrease)	(12,091)	$(83,415)	244,888	$1,609,340

Global Energy Fund 33

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	12,057	$97,348	18,790	$124,594

Shares issued in connection with
reinvestment of distributions	90	739	—	—

	12,147	98,087	18,790	124,594

Shares repurchased	(13,869)	(109,667)	(3,838)	(26,201)

Net increase (decrease)	(1,722)	$(11,580)	14,952	$98,393

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	53,614	$420,296	133,333	$908,275

Shares issued in connection with
reinvestment of distributions	447	3,701	—	—

	54,061	423,997	133,333	908,275

Shares repurchased	(64,624)	(520,224)	(110,748)	(740,586)

Net increase (decrease)	(10,563)	$(96,227)	22,585	$167,689

	SIX MONTHS ENDED 2/28/17		YEAR ENDED 8/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	262,384	$2,174,296	467,811	$3,077,254

Shares issued in connection with
reinvestment of distributions	4,902	41,375	—	—

	267,286	2,215,671	467,811	3,077,254

Shares repurchased	(169,902)	(1,370,294)	(204,098)	(1,444,134)

Net increase	97,384	$845,377	263,713	$1,633,120

At the close of the reporting period, a shareholder of record owned 6.0% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Cash Collateral
Pool, LLC*	$1,317,625	$7,506,836	$7,781,961	$3,499	$1,042,500

Putnam Short Term
Investment Fund**	1,456,035	9,292,626	9,853,157	2,131	895,504

Totals	$2,773,660	$16,799,462	$17,635,118	$5,630	$1,938,004

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

34 Global Energy Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the energy sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$18,100,000

Warrants (number of warrants)	60,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$71,234	Payables	$107,399

Equity contracts	Investments	6	Payables	—

Total		$71,240		$107,399

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(127,619)	$(127,619)

Total	$(127,619)	$(127,619)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted
for as hedging instruments		Forward currency
under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$32,604	$32,604

Equity contracts	—	—	$—

Total	$—	$32,604	$32,604

Global Energy Fund 35

Note 8: Actions by the Trustees

The Trustees of the Putnam Funds have approved a plan to merge the fund into Putnam Global Natural Resources Fund. The merger is subject to certain closing conditions and is expected to occur in the second quarter of 2017.

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency	$23,663	$15,091	$8,364	$194	$8,727	$11,305	$3,890	$71,234
contracts #

Total Assets	$23,663	$15,091	$8,364	$194	$8,727	$11,305	$3,890	$71,234

Liabilities:

Forward currency	10,793	12,956	1,245	—	63,537	18,868	—	107,399
contracts #

Total Liabilities	$10,793	$12,956	$1,245	$—	$63,537	$18,868	$—	$107,399

Total Financial
and Derivative	$12,870	$2,135	$7,119	$194	$(54,810)	$(7,563)	$3,890	$(36,165)
Net Assets

Total collateral	$—	$—	$—	$—	$(54,810)	$—	$—
received (pledged)†##

Net amount	$12,870	$2,135	$7,119	$194	$—	$(7,563)	$3,890

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

36 Global Energy Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
The Putnam Advisory Company, LLC	Robert E. Patterson	Principal Accounting Officer,
One Post Office Square	George Putnam, III	and Assistant Treasurer
Boston, MA 02109	Robert L. Reynolds
	Manoj P. Singh	Susan G. Malloy
Marketing Services	W. Thomas Stephens	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Energy Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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SA719 305431 4/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017